                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): JUNE 29, 1999




                                 ON2.COM, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          COLORADO                    000-23171                 8412 80679
          --------                    ---------                 ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


    375 GREENWICH STREET, 4TH FLOOR
          NEW YORK, NY  10013                                       30144
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 941-2400


                         Applied Capital Funding, Inc.
                        4155 E. Jewell Avenue, Suite 909
                                Denver, CO 80222
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                                 ON2.COM, INC.

                                  JULY 2, 1999


ITEM 5.  OTHER EVENTS.

         On June 29, 1999, the Registrant announced that it has listed its shares on the American Stock Exchange under the symbol, ONT. The Registrant also announced that its Board of Directors consists of Daniel Miller, David Silver, Jack L. Rivkin, an officer of Travelers Investment Group, Inc., a subsidiary of Citigroup Inc. (NYSE:C), Harry Edelson of Edelson Technology Partners, and Ajmal Khan of The Verus Group.

         On June 30, 1999, the Registrant announced that trading in its shares of Common Stock would begin on the American Stock Exchange on June 30, 1999. The Registrant further announced that on June 15, 1999, it had changed its name to On2.com Inc. In conjunction with its name change, the Registrant received a new CUSIP number for its Common Stock, 68338A 10 7. This number supersedes the former number applicable to the Applied Capital Funding (OTC BB: ACFD) Common Stock, 03814W 10 9

         The foregoing is qualified in its entirety by reference to the two press releases, dated June 29 and June 30, 1999, respectively issued by ON2.COM and filed herewith as Exhibits 99.1 and 99.2.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

EXHIBIT NO.                  DESCRIPTION

   99.1           Press Release, dated June 29, 1999
   99.2           Press Release, dated June 30, 1999

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ON2.COM, INC.



Date: July 2, 1999                        By: /s/  Barry M. Shereck
                                             ----------------------------------
                                                   Barry M. Shereck
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION

   99.1           Press Release, dated June 29, 1999.
   99.2           Press Release, dated June 30, 1999.